INCOME TAXES	12 Months Ended
Mar. 31, 2022
White River Holdings Corp [Member]
Restructuring Cost and Reserve [Line Items]
INCOME TAXES

NOTE 16: INCOME TAXES

The Company has been included as a subsidiary of Ecoark Holding’s consolidated income tax return filed with the Internal Revenue Service and State tax authorities. The effective tax rate for the years ended March 31, 2022 and 2021 varied from the expected statutory tax rate due to the Company continuing to provide a 100% valuation allowance on net deferred tax assets. The Company determined that it was appropriate to continue the full valuation allowance on net deferred tax assets as March 31, 2022, primarily because of the Company’s history of operating losses. The Company has incurred operating losses in recent years, and it continues to be in a three-year cumulative loss position at March 31, 2022. Accordingly, the Company determined that there was not sufficient positive evidence regarding its potential for future profits to outweigh the negative evidence of the three-year cumulative loss position under the guidance provided in ASC 740. Therefore, it determined to continue to provide a 100% valuation allowance on its net deferred tax assets. To the extent the Company determines that the realization of some or all of these benefits is more likely than not based upon expected future taxable income, a portion or all of the valuation allowance will be reversed. Based on Ecoark Holding’s consolidated income tax return, the Company has approximately $128 million in Federal and $87 million in State net operating loss carryforwards to offset future taxable income as of March 31, 2022.

WHITE RIVER HOLDINGS CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2022 AND 2021